EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the report of Union National Financial Corporation on Form 10-Q for the period ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Mark D. Gainer, and I, Michael D. Peduzzi, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Union National as of the dates and for the periods expressed in the Report.

By	/s/ Mark D. Gainer
Chairman, CEO, and President
Date: August 13, 2010

By	/s/ Michael D. Peduzzi
Executive Vice President and Chief Financial Officer
Date: August 13, 2010